UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21400

Eaton Vance Tax-Advantaged Dividend Income Fund
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Alan R. Dynner The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2007

Item 1. Reports to Stockholders

Annual Report August 31, 2007

EATON VANCE
TAX-
ADVANTAGED
DIVIDEND
INCOME
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e. fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and it's underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2007

investment update

Aamer Khan, CFA

Co-Portfolio Manager

Thomas H. Luster, CFA

Co-Portfolio Manager

Michael R. Mach, CFA

Co-Portfolio Manager

Judith A. Saryan, CFA

Co-Portfolio Manager

The Fund

•                  Based on share price, Eaton Vance Tax-Advantaged Dividend Income Fund (the Fund), a closed-end fund traded on the New York Stock Exchange, had a total return of 12.87% for the year ended August 31, 2007.(1) This return resulted from an increase in share price to $27.13 on August 31, 2007, from $25.55 on August 31, 2006, and the reinvestment of $1.690 per share in dividend income. Based on the Fund’s most recent dividend and a closing share price of $27.13 on August 31, 2007, the Fund had a market yield of 6.74%.(2)

•                  Based on net asset value (NAV), the Fund had a total return of 19.72% for the year ended August 31, 2007.(1) That return was the result of an increase in NAV per share to $30.31 on August 31, 2007, from $26.91 on August 31, 2006, and the reinvestment of $1.690 per share in dividend income.

•                  For comparison, during the year ended August 31, 2007, the Russell 1000 Value Index had a return of 12.85%.(3)

•                  The Fund’s Lipper peer group, the Lipper Value Funds (closed-end) Classification, had average returns of 11.05% at share price and 12.34% at net asset value for the same period.(3)

Management Discussion

•                  During the year ended August 31, 2007, the U.S. stock market became increasingly volatile. Investor optimism in the first half of the period changed to skepticism in the second half, and stocks moved erratically. Among the chief concerns were the bursting of the housing bubble, exacerbated by significant increases in foreclosures and defaults on subprime mortgages, as well as excessive stock valuations and a potential slowing in the U.S. economy. Nevertheless, over the course of the year, U.S. equities had solid returns. Growth stocks performed particularly well, significantly outperforming value stocks across small-, mid-, and large-cap companies. Internationally, volatility increased as well, especially in emerging markets. European stocks continued to perform well, while Japanese stocks lagged.

•                  Based on the Fund’s objective of providing a high level of after-tax total return, consisting primarily of tax-advantaged dividend income and capital appreciation, the Fund was primarily invested in securities that generated a relatively high level of qualified dividend income (QDI) during the year ended August 31, 2007. At the end of the period, the Fund had approximately 77% of total investments invested in common stocks, approximately 22% of total investments invested in preferred stocks and approximately 1% of total investments in short-term instruments. Within the common stock portfolio, the Fund had significant weightings in the financials, utilities, and energy sectors. In addition, the Fund maintained a diversified common stock portfolio across the telecommunications, industrials, materials, consumer staples, consumer discretionary and health care sectors.

•                  During the period, the Fund strongly outperformed the Russell 1000 Value Index and the Lipper Value Funds Classification at net asset value. At share price, the Fund performed in line with the Russell 1000 Value Index and outperformed the Lipper Value Funds Classification. The Fund’s outperformance at net asset value was primarily due to solid returns from the Fund holdings in the materials, financials, and utilities sectors. Among materials sector stocks,

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested. Yield will vary.

(1)          Performance results reflect the effect of leverage.

(2)          The Fund’s market yield is calculated by dividing the most recent dividend per share by the share price at the end of the period and annualizing the result.

(3)          It is not possible to invest directly in an Index or a Lipper Classification. An Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Unlike the Fund, an Index’s return does not reflect the effect of leverage, such as the issuance of Auction Preferred Shares. The Lipper Classification average return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

those in the metals and mining industry had the strongest performance, while in the financial sector, Fund holdings in the diversified financial services and insurance industries outperformed similar holdings in the Russell 1000 Value Index. In the utilities sector, electric utilities and multiline utilities made the strongest contributions to the Fund’s relative returns. Fund holdings in the energy sector detracted from relative performance, however, primarily due to lagging performance in the oil and gas industries. All comparative returns are relative to the Russell 1000 Value Index.(1)

•                  As mentioned, 22% of the Fund’s total investments was invested in preferred stocks, which are influenced by U.S. Federal Reserve Board (the “Fed”) monetary policy. During the year ended August 31, 2007, the Fed left short-term rates unchanged at 5.25%, but volatility returned to the credit markets as subprime mortgage securities experienced considerably higher-than-expected delinquencies. Poor performance in the mortgage sector led to an increase in risk aversion across the broader bond market. Spreads widened dramatically in preferred stocks, driving returns into negative territory for the second half of the fiscal year. However, the Fund’s preferred stock holdings performed well amid the market turbulence because management generally avoided issuers associated with the subprime mortgage meltdown. As a result, the 3.95% return of the Fund’s preferred stocks exceeded the 1.68% return of the Merrill Lynch Fixed Rate Preferred Stock Index, an unmanaged, broad-based index of preferred stocks, during the period.(1)

•                  A portion of Fund assets was invested in non-U.S. common and preferred stocks during the period. These investments provided the Fund with international diversification and dividend yields often more attractive than the yields available on stocks issued by similar domestic corporations. As of August 31, 2007, approximately 30% of the Fund’s total investments was invested in non-U.S. common stocks. In addition, approximately 12% of the Fund’s total investments was invested in “Yankee” preferreds. Yankee preferreds are preferred stocks of non-U.S. issuers that are denominated in U.S. dollars.

•                  During the past fiscal year, in April 2007, the Fund increased its monthly dividend by 15% (from $0.1325 to $0.1524). The amount of monthly dividend distributions may vary, depending on a number of factors. As portfolio and market conditions change, the rate of dividends on common shares could change.

•                  The increase in the Fund’s monthly dividend reflected the continued use of the Fund’s dividend capture strategy, which is a trading strategy designed to enhance the level of QDI earned by the Fund. By using this strategy, the Fund has been able to collect a greater number of dividend payments than it would have collected by simply adhering to a buy-and-hold strategy. There can be no assurance that the continued use of dividend capture trading will be successful. In addition, the use of this strategy exposes the Fund to increased trading costs and the potential for capital loss or gain.

•                  All of the dividends paid by the Fund during the fiscal year ended August 31, 2007, were qualified dividends subject to federal income tax at long-term capital gains rates (up to 15%) if certain holding period and other requirements have been met by receiving shareholders.

•                  As of August 31, 2007, the Fund’s $700 million issued and outstanding Auction Preferred Shares (APS) equaled approximately 24% of total assets and maintained a weighted average reset period of 21 days, which is comparable to what it was when the Fund’s leverage was originally issued. Use of financial leverage creates an opportunity for increased capital appreciation and income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of the common shares). In the event of a rise in long-term interest rates, the value of the Fund’s portfolio could decline, which would reduce the asset coverage for its APS.

•      As always, we thank you for your continued confidence and participation in the Fund.

(1)          It is not possible to invest directly in an Index. An Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Unlike the Fund, an Index’s return does not reflect the effect of leverage, such as the issuance of Auction Preferred Shares.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2007

performance

Performance*

Symbol	EVT
Average Annual Total Returns (by share price, New York Stock Exchange)
One Year	12.87%
Life of Fund (9/30/03)	16.43

Average Annual Total Returns (at net asset value)
One Year	19.72%
Life of Fund (9/30/03)	19.77

*Performance results reflect the effects of leverage.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Sector Weightings(1)

By total investments

(1)          Portfolio information may not be representative of current or future investments and may change due to active management.

Top 10 Common Stock Holdings(2)

By total investments
RWE AG	3.2%
AT&T Inc.	3.1
E.ON AG	2.9
Marathon Oil Corp.	2.9
Edison International	2.8
Chevron Corp.	2.8
Altria Group, Inc.	2.2
Telefonos de Mexico SA de CV (ADR)	2.1
ThyssenKrupp AG	2.1
ConocoPhillips	2.1

(2)          Top Ten Holdings represented 26.2% of the Fund’s total investments as of 8/31/07. Holdings are subject to change due to active management.

Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2007

PORTFOLIO OF INVESTMENTS

Common Stocks — 99.9%
Security	Shares	Value
Aerospace & Defense — 0.8%
Honeywell International, Inc.	300,000	$16,845,000
		$16,845,000
Auto Components — 0.8%
Johnson Controls, Inc.	159,300	$18,016,830
		$18,016,830
Capital Markets — 1.9%
Goldman Sachs Group, Inc. (The)	196,000	$34,497,960
Merrill Lynch & Co., Inc.	104,000	7,664,800
		$42,162,760
Commercial Banks — 15.7%
Allied Irish Banks PLC(1)	332,000	$8,494,179
Anglo Irish Bank Corp. PLC(1)	554,000	10,420,551
Bank of Ireland(1)	771,700	14,242,636
Bank of Nova Scotia(1)	206,600	10,218,436
Barclays PLC(1)	2,792,028	34,622,618
BNP Paribas SA(1)	376,000	39,499,250
Canadian Imperial Bank of Commerce(1)	200,000	18,093,303
HBOS PLC(1)	313,500	5,574,929
KBC Groep NV(1)	87,300	10,963,967
Societe Generale(1)	213,540	34,314,655
U.S. Bancorp	1,560,000	50,466,000
UniCredito Italiano SPA(1)	3,671,000	31,558,634
Wachovia Corp.	1,090,000	53,388,200
Wells Fargo & Co.	682,000	24,920,280
		$346,777,638
Commercial Services & Supplies — 1.0%
Biffa PLC(1)	1,000,000	$5,101,694
R.R. Donnelley & Sons Co.	450,000	16,119,000
		$21,220,694
Communications Equipment — 1.1%
Nokia Oyj ADR	750,000	$24,660,000
		$24,660,000

Security	Shares	Value
Containers & Packaging — 1.1%
Temple-Inland, Inc.	438,000	$24,125,040
		$24,125,040
Diversified Financial Services — 3.8%
Bank of America Corp.	1,114,300	$56,472,724
Citigroup, Inc.	135,000	6,328,800
JPMorgan Chase & Co.	460,400	20,497,008
		$83,298,532
Diversified Telecommunication Services — 10.4%
AT&T, Inc.	2,228,750	$88,860,263
BT Group PLC(1)	7,950,000	50,719,779
Elisa Oyj(1)	408,000	11,388,740
Embarq Corp.	45,000	2,808,900
Telefonos de Mexico SA de CV ADR	1,700,000	60,078,000
Telenor ASA(1)(2)	756,900	13,993,387
Windstream Corp.	51,696	738,219
		$228,587,288
Electric Utilities — 12.9%
E. ON AG(1)	500,000	$83,890,032
Edison International	1,500,000	79,065,000
Entergy Corp.	50,000	5,181,000
Exelon Corp.	75,000	5,300,250
FirstEnergy Corp.	350,000	21,504,000
Fortum Oyj(1)	1,200,000	39,796,017
FPL Group, Inc.	400,000	23,536,000
Iberdrola SA(1)	483,349	26,684,083
		$284,956,382
Electrical Equipment — 1.7%
Cooper Industries, Ltd., Class A(1)	450,000	$23,026,500
Emerson Electric Co.	300,000	14,769,000
		$37,795,500
Food Products — 0.9%
Kraft Foods, Inc., Class A	622,821	$19,967,641
		$19,967,641

See notes to financial statements

Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Hotels, Restaurants & Leisure — 1.1%
Compass Group PLC(1)	2,550,000	$16,764,414
Starwood Hotels & Resorts Worldwide, Inc.	130,000	7,945,600
		$24,710,014
Household Durables — 1.0%
Stanley Works (The)	400,000	$22,696,000
		$22,696,000
Household Products — 0.4%
Kimberly-Clark Corp.	135,000	$9,273,150
		$9,273,150
Industrial Conglomerates — 4.1%
General Electric Co.	1,018,100	$39,573,547
Siemens AG(1)	410,000	51,476,701
		$91,050,248
Insurance — 0.6%
Lincoln National Corp.	222,430	$13,541,538
		$13,541,538
Machinery — 2.9%
Atlas Copco AB(1)	2,189,890	$36,632,676
Caterpillar, Inc.	350,000	26,519,500
		$63,152,176
Media — 0.5%
Regal Entertainment Group, Class A	520,000	$11,720,800
		$11,720,800
Metals & Mining — 6.8%
Alcan, Inc.(1)	231,000	$22,755,810
Cia Vale do Rio Doce ADR	975,000	48,096,750
Freeport-McMoRan Copper & Gold, Inc.	163,882	14,326,565
ThyssenKrupp AG(1)	1,020,000	59,613,173
Worthington Industries, Inc.	250,000	5,290,000
		$150,082,298

Security	Shares	Value
Multi-Utilities — 6.3%
National Grid PLC(1)	1,487,431	$22,300,127
RWE AG(1)	800,000	90,006,386
Sempra Energy	500,000	27,515,000
		$139,821,513
Oil, Gas & Consumable Fuels — 15.6%
BP PLC ADR	740,000	$49,846,400
Chevron Corp.	900,000	78,984,000
ConocoPhillips	720,000	58,960,800
Husky Energy, Inc.(1)	772,000	28,279,057
Marathon Oil Corp.	1,515,000	81,643,350
Neste Oil Oyj(1)	300,000	10,402,893
Peabody Energy Corp.	500,000	21,255,000
Statoil ASA(1)	475,000	13,685,181
		$343,056,681
Pharmaceuticals — 1.3%
Johnson & Johnson	146,000	$9,021,340
Wyeth	438,000	20,279,400
		$29,300,740
Real Estate Investment Trusts (REITs) — 1.3%
Boston Properties, Inc.	261,600	$26,178,312
Host Hotels & Resorts, Inc.	79,586	1,773,972
		$27,952,284
Specialty Retail — 0.5%
Limited, Inc. (The)	500,000	$11,580,000
		$11,580,000
Textiles, Apparel & Luxury Goods — 1.0%
VF Corp.	275,000	$21,958,750
		$21,958,750
Tobacco — 2.8%
Altria Group, Inc.	900,000	$62,469,000
		$62,469,000

See notes to financial statements

Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Water Utilities — 0.8%
Severn Trent PLC(1)	666,666	$18,412,360
		$18,412,360
Wireless Telecommunication Services — 0.8%
SprintNextel Corp.	900,000	$17,028,000
		$17,028,000
Total Common Stocks (identified cost $1,347,613,866)		$2,206,218,857
Preferred Stocks — 28.2%
Security	Shares	Value
Auto Components — 0.7%
Porsche International Finance PLC, 7.20%(1)(3)	145,000	$14,638,692
		$14,638,692
Capital Markets — 0.8%
UBS Preferred Funding Trust I, 8.622%(1)(3)(4)	150,000	$16,968,030
		$16,968,030
Commercial Banks — 10.1%
Abbey National Capital Trust I, 8.963%(1)(3)(4)	100,000	$12,622,630
ABN AMRO North America Capital Funding Trust, 6.968%(1)(4)(5)	1,250	1,332,031
Barclays Bank PLC, 6.86%(1)(3)(4)(5)	35,000	3,468,052
Barclays Bank PLC, 8.55%(1)(3)(4)(5)	141,000	15,915,530
BNP Paribas Capital Trust, 9.003%(1)(3)(4)(5)	53,950	6,035,921
CA Preferred Fund Trust II, 7.00%(1)(3)	50,000	4,925,615
CA Preferred Fund Trust, 7.00%(1)(3)	255,000	24,962,001
Cobank, ABC, 7.00%(5)	400,000	20,718,400
DB Capital Funding VIII, 6.375%	489,000	11,701,770
Den Norske Bank, 7.729%(1)(3)(4)(5)	160,000	17,327,760
Deutsche Bank Contingent Capital Trust II, 6.55%	200,000	4,802,000
First Republic Bank, 6.70%	151,700	3,792,500
First Tennessee Bank, 6.17%(4)(5)	2,775	2,843,508
HBOS PLC, 6.657%(1)(4)(5)	162,500	14,644,045
HSBC Capital Funding LP, 9.547%(1)(3)(4)(5)	135,000	15,181,817
HSBC Capital Funding LP, 10.176%(1)(3)(4)(5)	17,500	2,477,431
Lloyds TSB Bank PLC, 6.90%(1)(3)	110,000	10,819,732
Royal Bank of Scotland Group PLC, 9.118%(1)(3)	256,250	29,001,196
Santander Finance Preferred UNIP, 6.50%(1)(5)	135,000	3,117,663
Santander Finance Preferred UNIP, 6.80%(1)(5)	150,000	3,454,695

Security	Shares	Value
Commercial Banks (continued)
Standard Chartered PLC, 6.409%(1)(3)(4)(5)	62,500	$5,822,981
Standard Chartered PLC, 7.014%(1)(3)(4)(5)	60,000	5,594,634
US Bancorp, Series B, 5.96%(4)	135,000	3,375,000
		$223,936,912
Diversified Financial Services — 1.1%
Bank of America Corp., Series D, 6.204%	300,000	$7,605,000
ING Groep NV, 6.125%(1)	195,000	4,527,900
ING Groep NV, 7.20%(1)	359,655	9,016,551
IXE Banco SA, 9.75%(1)(3)(5)	30,000	3,113,520
		$24,262,971
Electric Utilities — 0.2%
Interstate Power & Light Co., 7.10%	181,400	$4,536,814
		$4,536,814
Food Products — 0.5%
Dairy Farmers of America, 7.875%(5)	73,750	$7,699,965
Ocean Spray Cranberries, Inc., 6.25%(5)	47,500	4,129,531
		$11,829,496
Gas Utilities — 0.9%
Southern Union Co., 7.55%	750,000	$19,177,500
		$19,177,500
Insurance — 5.6%
Aegon NV, 6.375%(1)	23,000	$554,530
Aegon NV, 6.50%(1)	77,000	1,878,800
Arch Capital Group, Ltd., 7.875%(1)	60,500	1,495,560
Arch Capital Group, Ltd., 8.00%(1)	424,500	10,688,910
AXA SA, 6.463%(1)(3)(4)(5)	104,000	9,572,888
AXA, 7.10%(1)(3)	136,000	13,631,593
Endurance Specialty Holdings, Ltd., 7.75%(1)	317,500	7,858,125
ING Capital Funding Trust III, 8.439%(1)(3)(4)	105,750	11,737,298
MetLife, Inc., 6.50%	149,000	3,756,290
PartnerRe, Ltd., 6.50%(1)	25,000	548,750
Prudential PLC, 6.50%(1)(3)	240,000	22,356,504
Ram Holdings, Ltd., 7.50%(1)(4)(5)	13,000	13,447,688
RenaissanceRe Holdings, Ltd., 6.08%(1)	199,100	4,177,118
RenaissanceRe Holdings, Ltd., 6.60%(1)	160,000	3,536,000
Zurich Regcaps Fund Trust I, 6.58%(1)(4)(5)	6,000	6,180,000
Zurich Regcaps Fund Trust VI, 6.07%(1)(4)(5)	12,500	12,988,281
		$124,408,335

See notes to financial statements

Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Oil, Gas & Consumable Fuels — 0.5%
Kinder Morgan GP, Inc., 8.33%(4)	10,000	$10,185,000
		$10,185,000
Real Estate Investment Trusts (REITs) — 7.2%
AMB Property Corp., 6.75%	426,000	$9,508,320
Colonial Properties Trust, 8.125%	577,000	14,517,320
Developers Diversified Realty Corp., 7.375%	160,000	3,784,000
Developers Diversified Realty Corp., 8.00%	250,000	6,230,000
Health Care REIT, Inc., 7.875%	170,100	4,215,078
Prologis Trust, 6.75%	1,500,000	35,595,000
PS Business Parks, Inc., 6.70%	400,000	8,700,000
PS Business Parks, Inc., 7.95%	400,000	10,040,000
Public Storage, Inc., 6.85%	1,000,000	25,218,800
Regency Centers Corp., 7.45%	45,000	1,080,900
Vornado Realty Trust, 7.00%	1,600,000	40,550,080
		$159,439,498
Thrifts & Mortgage Finance — 0.6%
Federal Home Loan Mortgage Corp., Series S, 5.86%(4)	47,500	$2,446,250
Indymac Bank FSB, 8.50%(5)	600,000	10,837,500
		$13,283,750
Total Preferred Stocks (identified cost $647,892,761)		$622,666,998
Other Investments — 0.0%
Description	Shares	Value
Cairn Energy PLC, Class B, Deferred Shares(1)(2)(3)	350,000	$0
Kelda Group PLC, Deferred Shares(1)(2)(3)	2,513,500	0
		$0
Total Other Investments (identified cost $0)		$0

Short-Term Investments — 1.2%
Description	Interest (000's omitted)	Value
Investment in Cash Management Portfolio, 5.00%(6)	26,816	$26,815,756
Total Short-Term Investments (identified cost, $26,815,756)		$26,815,756
Total Investments — 129.3% (identified cost $2,022,322,383)		$2,855,701,611
Other Assets, Less Liabilities — 2.4%		$52,602,484
Auction Preferred Shares Plus Cumulative Unpaid Dividends — (31.7)%		$(700,288,997)
Net Assets Applicable to Common Shares — 100.0%		$2,208,015,098

ADR - American Depository Receipt

(1)  Foreign security.

(2)  Non-income producing security.

(3)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(4)  Variable rate security. The stated interest rate represents the rate in effect at August 31, 2007.

(5)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2007, the aggregate value of the securities is $185,903,841 or 8.4% of the Fund's net assets.

(6)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of August 31, 2007.

See notes to financial statements

Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Country Concentration of Portfolio

Country	Percentage of Total Investments	Value
United States	58.4%	$1,667,148,970
United Kingdom	10.2	291,400,475
Germany	10.0	284,986,293
France	4.6	132,941,922
Canada	2.8	79,346,605
Bermuda	2.3	64,778,651
Finland	2.1	61,587,650
Ireland	1.7	47,796,058
Norway	1.6	45,006,328
Sweden	1.3	36,632,676
Switzerland	1.3	36,136,311
Spain	1.1	33,256,441
Italy	1.1	31,558,634
Netherlands	1.0	29,047,110
Belgium	0.4	10,963,967
Mexico	0.1	3,113,520
Total	100%	$2,855,701,611

See notes to financial statements

Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of August 31, 2007

Assets
Unaffiliated investments, at value (identified cost, $1,995,506,627)	$2,828,885,855
Affiliated investment, at value (identified cost, $26,815,756)	26,815,756
Foreign currency, at value (identified cost, $749,742)	750,393
Receivable for investments sold	85,392,336
Dividends and interest receivable	11,804,292
Interest receivable from affiliated investment	120,204
Prepaid expenses	48,726
Tax reclaim receivable	806,670
Total assets	$2,954,624,232
Liabilities
Payable for investments purchased	$44,381,089
Payable to affiliate for investment adviser fee	1,574,337
Other accrued expenses	364,711
Total liabilities	$46,320,137
Auction preferred shares (28,000 shares outstanding) at liquidation value plus cumulative unpaid dividends	$700,288,997
Net assets applicable to common shares	$2,208,015,098
Sources of Net Assets
Common Shares, $0.01 par value, unlimited number of shares authorized, 72,835,900 shares issued and outstanding	$728,359
Additional paid-in capital	1,382,213,413
Accumulated net realized loss (computed on the basis of identified cost)	(34,983,727)
Accumulated undistributed net investment income	26,636,318
Net unrealized appreciation (computed on the basis of identified cost)	833,420,735
Net assets applicable to common shares	$2,208,015,098
Net Asset Value Per Common Share
($2,208,015,098 ÷ 72,835,900 common shares issued and outstanding)	$30.31

Statement of Operations

For the Year Ended
August 31, 2007

Investment Income
Dividends (net of foreign taxes, $4,089,755)	$177,129,401
Interest	200,665
Miscellaneous	7,231
Interest income allocated from affiliated investment	1,328,620
Expenses allocated from affiliated investment	(125,274)
Total investment income	$178,540,643
Expenses
Investment adviser fee	$24,304,794
Trustees' fees and expenses	29,298
Preferred shares remarketing agent fee	1,750,000
Custodian fee	465,847
Printing and postage	196,872
Legal and accounting services	124,451
Transfer and dividend disbursing agent fees	67,582
Miscellaneous	189,464
Total expenses	$27,128,308
Deduct — Reduction of custodian fee	$1,723
Reduction of investment adviser fee	5,746,988
Total expense reductions	$5,748,711
Net expenses	$21,379,597
Net investment income	$157,161,046
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(2,592,410)
Foreign currency transactions	221,338
Net realized loss	$(2,371,072)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$248,001,594
Foreign currency	31,131
Net change in unrealized appreciation (depreciation)	$248,032,725
Net realized and unrealized gain	$245,661,653
Distributions to preferred shareholders from net investment income	$(31,847,019)
Net increase in net assets from operations	$370,975,680

See notes to financial statements

Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended August 31, 2007	Year Ended August 31, 2006
From operations — Net investment income	$157,161,046	$154,260,675
Net realized loss from investment transactions and foreign currency transactions	(2,371,072)	(29,853,419)
Net change in unrealized appreciation (depreciation) of investments and foreign currency	248,032,725	167,435,531
Distributions to preferred shareholders from net investment income	(31,847,019)	(28,675,922)
Net increase in net assets from operations	$370,975,680	$263,166,865
Distributions to common shareholders — From net investment income	$(123,056,254)	$(113,893,498)
Total distributions to common shareholders	$(123,056,254)	$(113,893,498)
Net increase in net assets	$247,919,426	$149,273,367
Net Assets Applicable to Common Shares
At beginning of year	$1,960,095,672	$1,810,822,305
At end of year	$2,208,015,098	$1,960,095,672
Accumulated undistributed net investment income included in net assets applicable to common shares
At end of year	$26,636,318	$28,124,220

See notes to financial statements

Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated
	Year Ended August 31,
	2007	2006		2005		2004(1)
Net asset value — Beginning of year (Common shares)	$26.910	$24.860		$21.140		$19.100	(2)
Income (loss) from operations
Net investment income(3)	$2.158	$2.118		$1.757		$1.314
Net realized and unrealized gain	3.369	1.890		3.550		2.009
Distributions to preferred shareholders from net investment income	(0.437)	(0.394)		(0.239)		(0.093)
Total income from operations	$5.090	$3.614		$5.068		$3.230
Less distributions to common shareholders
From net investment income	$(1.690)	$(1.564)		$(1.348)		$(1.075)
Total distributions to common shareholders	$(1.690)	$(1.564)		$(1.348)		$(1.075)
Preferred and Common shares offering costs charged to paid-in capital(3)	$—	$—		$—		$(0.018)
Preferred Shares underwriting discounts(3)	$—	$—		$—		$(0.097)
Net asset value — End of year (Common shares)	$30.310	$26.910		$24.860		$21.140
Market value — End of year (Common shares)	$27.130	$25.550		$21.690		$19.120
Total Investment Return on Net Asset Value	19.72 (4)	15.66	%(4)	26.05	%(4)	16.84	%(5)(10)
Total Investment Return on Market Value	12.87 (4)	25.88	%(4)	21.59	%(4)	5.67	%(5)(10)

See notes to financial statements

Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated
	Year Ended August 31,
	2007	2006	2005	2004(1)
Ratios/Supplemental Data†
Net assets applicable to common shares, end of year (000's omitted)	$2,208,015	$1,960,096	$1,810,822	$1,539,617
Ratios (As a percentage of average net assets applicable to common shares):
Expenses before custodian fee reduction(6)	0.99%	1.04%	1.08%	1.07	%(7)
Expenses after custodian fee reduction(6)	0.99%	—	1.08%	—
Net investment income(6)	7.23%	8.28%	7.55%	6.97	%(7)
Portfolio Turnover	41%	67%	54%	87%

†  The ratios reported are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:

Ratios (As a percentage of average total net assets applicable to common shares and preferred shares):
Expenses before custodian fee reduction(6)	0.75%	0.76%	0.77%	0.78	%(7)
Expenses after custodian fee reduction(6)	0.75%	—	0.77%	—
Net investment income(6)	5.47%	6.02%	5.34%	5.07	%(7)
Senior Securities:
Total preferred shares outstanding	28,000	28,000	28,000	28,000
Asset coverage per preferred share(8)	$103,868	$95,030	$89,681	$79,989
Involuntary liquidation preference per preferred share(9)	$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(9)	$25,000	$25,000	$25,000	$25,000

(1)  For the period from the start of business, September 30, 2003, to August 31, 2004.

(2)  Net asset value at beginning of period reflects the deduction of the sales load of $0.900 per share paid by the shareholder from the $20.00 offering price.

(3)  Computed using average common shares outstanding.

(4)  Returns are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(5)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported.

(6)  Ratios do not reflect the effect of dividend payments to preferred shareholders. Ratios to average net assets applicable to common shares reflect the Fund's leveraged capital structure.

(7)  Annualized

(8)  Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets, and dividing this by the number of preferred shares outstanding.

(9)  Plus accumulated and unpaid dividends.

(10)  Not annualized.

See notes to financial statements

Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Tax-Advantaged Dividend Income Fund (the Fund) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund was organized under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated July 10, 2003. The Fund's investment objective is to provide a high level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Fund pursues its objective by investing primarily in dividend-paying common and preferred stocks. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Fund for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Fund may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio's security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

B  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, substantially all of its net investment income and all or substantially all of its net realized capital gains on investments. Accordingly, no provision for federal income or excise tax is necessary. At August 31, 2007, the Fund, for federal income tax purposes, had a capital loss carryforward of

Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

$20,029,662, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire August 31, 2014 ($19,534,062) and August 31, 2013 ($495,600). The Fund had net capital losses of $13,320,722 attributable to investment transactions incurred after October 31, 2006. These capital losses are treated as arising on the first day of the Fund's taxable year ending August 31, 2008.

D  Offering Costs — Costs incurred by the Fund in connection with the offering of the common shares and preferred shares were recorded as a reduction of capital paid in excess of par applicable to common shares.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Realized gains and losses on securities sold are determined on the basis of identified cost.

I  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the respective custodian agreement, SSBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

2  Auction Preferred Shares

The Fund issued 4,000 shares of Auction Preferred Shares (APS) Series A, 4,000 shares of APS Series B, 4,000 shares of APS Series C, 4,000 shares of APS Series D, 4,000 shares of APS Series E, 4,000 shares of APS Series F and 4,000 shares of APS Series G on December 10, 2003 in a public offering. The underwriting discount and other offering costs were recorded as a reduction of the capital of the common shares. Dividends of the APS, which accrue daily, are cumulative at a rate which was established at the offering of the APS and have been reset by an auction based on the dividend period of each Series. Rates are reset weekly for Series A, Series B, Series C and Series D, approximately monthly for Series E and Series F, and approximately bi-monthly for Series G. Dividends are generally paid on the day following the end of the dividend period for Series A, Series B, Series C, Series D, Series E and Series F. Series G pays accumulated dividends on the first business day of each month and on the day following the end of the dividend period.

Dividend rate ranges for the year ended August 31, 2007 are as indicated below:

Series	Dividend Rate Ranges
Series A	3.97% – 5.60%
Series B	3.25% – 5.50%
Series C	3.60% – 5.60%
Series D	3.80% – 5.60%
Series E	4.38% – 4.75%
Series F	4.35% – 5.35%
Series G	4.35% – 4.75%

Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

The APS are redeemable at the option of the Fund, at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Fund is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS shall remain unpaid in an amount equal to two full years' dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the APS as defined in the Fund's By-Laws and the 1940 Act. The Fund pays an annual fee equivalent to 0.25% of the preferred shares' liquidation value for the remarketing efforts associated with the preferred auctions.

3  Distribution to Shareholders

The Fund intends to make monthly distributions of net investment income, after payment of any dividends on any outstanding APS. In addition, at least annually, the Fund intends to distribute its net realized capital gains, if any (reduced by available capital loss carryforwards from prior years, if any). Distributions are recorded on the ex-dividend date. The applicable dividend rates for APS on August 31, 2007 are listed below. For the year ended August 31, 2007, the amount of dividends each Series paid to Auction Preferred shareholders and average APS dividend rates for such period were as follows:

Series	APS Dividend Rates as of August 31, 2007	Dividends Paid to Preferred Shareholders for the year ended August 31, 2007	Average APS Dividend Rates for the year ended August 31, 2007
Series A	5.30%	$4,488,157	4.49%
Series B	5.50%	$4,417,300	4.42%
Series C	5.50%	$4,504,518	4.50%
Series D	5.20%	$4,511,249	4.51%
Series E	4.65%	$4,656,664	4.66%
Series F	5.35%	$4,689,674	4.69%
Series G	4.75%	$4,579,457	4.58%

The Fund distinguishes between distributions on a tax basis and financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of the distributions declared for the years ended August 31, 2007 and August 31, 2006 were as follows:

	Year Ended August 31,
	2007	2006
Distributions declared from:
Ordinary income	$154,903,273	$142,569,420

During the year ended August 31, 2007, accumulated undistributed net investment income was decreased by $3,745,675 and accumulated net realized loss on investments was decreased by $3,745,675 due to differences between book and tax accounting for investment transactions. This change had no effect on the net assets or the net asset value per share.

As of August 31, 2007, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$26,969,482
Unrealized appreciation	$831,787,392
Capital loss carryforwards	$(20,029,662)
Other temporary differences	$(13,653,886)

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM, as compensation for management and investment advisory services rendered to the Fund. Under the advisory agreement, EVM receives a monthly advisory fee in the amount equal to 0.85% annually of average daily gross assets of the Fund.

The portion of the advisory fees payable by Cash Management on the Fund's investment of cash therein is credited against the Fund's advisory fees. For the year ended August 31, 2007, the Fund's advisory fee totaled $24,424,697 of which $119,903 was allocated from Cash Management and $24,304,794 was paid or accrued directly by the Fund.

The adviser has contractually agreed to reimburse the Fund for fees and other expenses in the amount of 0.20% of the average daily gross assets for the first

Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

five years of the Fund's operations, 0.15% of average daily gross assets in year six, 0.10% in year seven and 0.05% in year eight. For the year ended August 31, 2007, the investment adviser waived $5,746,988 of its advisory fee. EVM serves as the administrator of the Fund, but currently receives no compensation for providing administrative services to the Fund.

Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 2007, no significant amounts have been deferred.

Certain officers and Trustees of the Fund are officers of the above organization.

During the year ended August 31, 2007, the Fund engaged in sale transactions in the amount of $26,762,772 with funds which utilize EVM as investment adviser. These sales transactions complied with Rule 17a-7 under the 1940 Act.

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $1,156,816,709 and $1,207,028,685 respectively, for the year ended August 31, 2007.

6  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of investments owned by the Fund at August 31, 2007, as determined on a federal income tax basis, were as follows:

Aggregate cost	$2,023,955,726
Gross unrealized appreciation	$864,277,710
Gross unrealized depreciation	(32,531,825)
Net unrealized appreciation	$831,745,885

The net unrealized appreciation on foreign currency and foreign currency transactions at August 31, 2007 was $41,507.

7  Common Shares of Beneficial Interest

The Agreement and Declaration of Trust permits the Fund to issue an unlimited number of full and fractional $0.01 par value common shares of beneficial interest. There were no transactions in common shares for the year ended August 31, 2007 and for the year ended August 31, 2006.

8  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

9  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Fund did not have any open obligations under these financial instruments at August 31, 2007.

Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

10  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

11  Annual Meeting of Shareholders (Unaudited)

The Fund held its Annual Meeting of Shareholders on June 22, 2007. The following action was taken by the Shareholders:

Item 1:  The election of Benjamin C. Esty, Allen R. Freedman and Lynn A. Stout as Trustees of the Fund for a three-year term expiring in 2010. Mr. Esty was elected solely by the holders as APS.

Nominee for Trustee	Number of Shares
Elected by All Shareholders	For	Withheld
Allen R. Freedman	69,242,849	877,078
Lynn A. Stout	69,264,661	855,266
Nominee for Trustee	Number of Shares
Elected by APS Shareholders	For	Withheld
Benjamin C. Esty	24,150	14

Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of Eaton Vance Tax-Advantaged Dividend Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Advantaged Dividend Income Fund (the "Fund"), including the portfolio of investments, as of August 31, 2007, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period ended August 31, 2007 and for the period from the start of business September 30, 2003, to August 31, 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned at August 31, 2007 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Eaton Vance Tax-Advantaged Dividend Income Fund at August 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period ended August 31, 2007 and for the period from the start of business September 30, 2003, to August 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 15, 2007

Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2007

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2008 will show the tax status of all distributions paid to your account in calendar 2007. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations, and the foreign tax credit.

Qualified Dividend Income. The Fund designates $165,403,790, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal year 2007 ordinary income dividends, 53.80% qualifies for the corporate dividends received deduction.

Eaton Vance Tax-Advantaged Dividend Income Fund

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have dividends and capital gains distributions automatically reinvested in common shares (the Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by PFPC Inc. as dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund's transfer agent, PFPC Inc. or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquires regarding the Plan can be directed to the Plan Agent, PFPC Inc., at 1-800-331-1710.

Eaton Vance Tax-Advantaged Dividend Income Fund

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

  Please print exact name on account:

  Shareholder signature  Date

  Shareholder signature  Date

  Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Tax-Advantaged Dividend Income Fund
c/o PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027
800-331-1710

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company and has no employees.

Number of Shareholders

As of August 31, 2007, our records indicate that there are 130 registered shareholders and approximately 64,519 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-225-6265

New York Stock Exchange symbol

The New York Stock Exchange Symbol is EVT.

Eaton Vance Tax-Advantaged Dividend Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

Eaton Vance Tax-Advantaged Dividend Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2007, the Board met eleven times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met thirteen, fourteen and nine times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement between the Eaton Vance Tax-Advantaged Dividend Income Fund (the "Fund"), and Eaton Vance Management (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement.

The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in dividend-paying common and preferred stocks. The Board noted the Adviser's in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the respective investment advisory agreements.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the year ended September 30, 2006 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Eaton Vance Tax-Advantaged Dividend Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to as "management fees"). As part of its review, the Board considered the Fund's management fees and total expense ratio for the year ended September 30, 2006, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the adviser's profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund.

Eaton Vance Tax-Advantaged Dividend Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Tax-Advantaged Dividend Income Fund (the Fund) are responsible for the overall management and supervision of the Fund's affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Fund hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee(s)

Thomas E. Faust Jr. 5/31/58	Trustee and President	Trustee until 2008. 3 years. Trustee since 2007 and President since 2003.	President of EVC, EVM, BMR, and EV and Director of EVD. Chief Investment Officer of EVC, EVM and BMR. Trustee and/or Officer of 178 registered investment companies and 5 private investment companies in the Eaton Vance Fund Complex. Mr. Faust is an interested person because of his positions with EVM, BMR, EVC and EV, which are affiliates of the Fund.	178	Director of EVC

James B. Hawkes 11/9/41	Trustee and Vice President	Until 2008. 3 years. Trustee since 2003.	Chairman and Chief Executive Officer of EVC, BMR, EVM and EV; Director of EV and EVD. Trustee and/or officer of 178 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Fund.	178	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty(A) 1/2/63	Trustee	Until 2010. 3 years. Trustee since 2005.	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	178	None

Allen R. Freedman 4/3/40	Trustee	Until 2010. 3 years. Trustee since 2007.	Former Chairman and Chief Executive Officer of Assurant, Inc. (insurance provider) (1978-2000). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007).	176	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Until 2008. 3 years. Trustee since 2003.	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (since 2002-2005).	178	None

Ronald A. Pearlman 7/10/40	Trustee	Until 2009. 3 years. Trustee since 2003.	Professor of Law, Georgetown University Law Center.	178	None

Norton H. Reamer(A) 9/21/35	Trustee	Until 2009. 3 years. Trustee since 2003.	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	178	None

Eaton Vance Tax-Advantaged Dividend Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Heidi L. Steiger 7/8/53	Trustee	Until 2008. Trustee since 2007	President, Lowenhaupt Global Advisors, LLC (global wealth management firm) (since 2005); Formerly, President and Contributing Editor, Worth Magazine (2004); Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	175	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Until 2010. 3 years. Trustee since 2003.	Paul Hastings Professor of Corporate and Securities Law, University of California at Los Angeles School of Law.	178	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Until 2009. 3 years. Trustee since 2005 and Chairman of the Board since 2007.	Consultant and private investor.	178	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Aamer Khan 6/7/60	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President	Since 2003	Vice President of EVM and BMR. Officer of 48 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President	Since 2003	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President	Since 2003	Vice President of EVM and BMR. Officer of 53 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005(2)	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 2003	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 178 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/1/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

(A)  APS Trustee

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Fund since 2003.

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund's Annual CEO Certification certifying as to compliance with NYSE's Corporate Governance Listing Standards was submitted to the Exchange on July 6, 2007. The Fund has also filed its CEO and CFO certifications required by Section 302 of the Sarbanes-Oxley Act with the SEC as an exhibit to its most recent form N-CSR.

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser and Administrator of Eaton Vance Tax-Advantaged Dividend Income Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 43027
Providence, RI 02940-3027
(800) 331-1710

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Advantaged Dividend Income Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

2004-10/07  CE-TADISRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the

Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms). Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman and Chief Operating Officer of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

(a)-(d)

The following table presents aggregate fees billed to the registrant for its fiscal years ended August 31, 2006 and August 31, 2007 by the registrant’s principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during those periods.

Fiscal Years Ended	08/31/06	08/31/07

Audit Fees	$73,710	$79,210

Audit-Related Fees(1)	5,000	5,150

Tax Fees(2)	9,620	9,957

All Other Fees(3)	0	0

Total	$88,330	$94,217

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees and specifically includes fees for the performance of certain agreed-upon procedures relating to the registrant’s auction preferred shares.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the registrant by its principal accountant for the registrant’s last two fiscal years; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization for the registrant’s last two fiscal years.

Fiscal Years Ended	08/31/06	08/31/07

Registrant	$14,620	$15,107

Eaton Vance(1)	$72,100	$190,525

(1) Eaton Vance Management, a subsidiary of Eaton Vance Corp., acts as the registrant’s investment adviser and administrator.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended.  Norton H. Reamer (Chair), William H. Park, Heidi L. Steiger, Lynn A. Stout and Ralph E. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below.  The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year.  In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy.  The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.  The investment adviser will generally vote proxies through the Agent.  The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies.  It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent.  The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies.  The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies.  The investment adviser generally supports management on social and environmental proposals.  The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients.  The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists.  If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Tax-Advantaged Dividend Income Fund

Michael R. Mach, Judith A. Saryan, Thomas H. Luster and Aamer Khan and other Eaton Vance investment professionals comprise the investment team responsible for the overall management of the Fund’s investments as well as allocations of the Fund’s assets between common and preferred stocks.  Messrs. Mach, Luster, Khan and Ms. Saryan are the portfolio managers responsible for the day-to-day management of specific segments of the Fund’s investment portfolio.

Mr. Luster has been an Eaton Vance portfolio manager and analyst since 1994 and is a Vice President of EVM and Boston Management and Research, an Eaton Vance subsidiary (“BMR”). He is co-head of Eaton Vance’s Investment Grade Fixed Income Group.  Mr. Kahn has been an Eaton Vance analyst for more than five years and is a Vice President of EVM and BMR.  Mr. Mach has been an Eaton Vance portfolio manager since 1999 and is a Vice President of EVM and BMR.  Ms. Saryan has been an Eaton Vance portfolio manager since 1999 and is a Vice President of EVM and BMR.  This information is provided as of the date of filing of this report.

The following tables show, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category.  The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee*
Michael R. Mach
Registered Investment Companies	9	$17,041.1	0	$0
Other Pooled Investment Vehicles	2	$177.2	0	$0
Other Accounts	6	$301.1	0	$0
Judith A. Saryan
Registered Investment Companies	7	$10,236.7	0	$0

Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Thomas H. Luster
Registered Investment Companies	5	$8,797.1	0	$0
Other Pooled Investment Vehicles	11	$346.5	0	$0
Other Accounts	0	$0	0	$0
Aamer Khan
Registered Investment Companies	6	$8,686.1	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

*In millions of dollars.  For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Michael R. Mach	$10,001-$50,000
Judith A. Saryan	$50,001-$100,000
Thomas H. Luster	$10,001-$50,000
Aamer Khan	None

Potential for Conflicts of Interest.  The portfolio managers manage multiple investment portfolios.  Conflicts of interest may arise between a portfolio manager’s management of the Fund and his or her management of these other investment portfolios. Potential areas of conflict may include allocation of a portfolio manager’s time, investment opportunities and trades among investment portfolios, including the Fund, personal securities transactions and use of Fund portfolio holdings information.   In addition, some investment portfolios may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time and investment opportunities.  EVM has adopted policies and procedures that it believes are reasonably designed to address these conflicts.  There is no guarantee that such policies and procedures will be effective or that all potential conflicts will be anticipated.

Portfolio Manager Compensation Structure

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders.

No material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Tax-Advantaged Dividend Income Fund

By:	/s/ Thomas E. Faust Jr.
Thomas E. Faust Jr.
President

Date:	October 12, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	October 12, 2007

By:	/s/ Thomas E. Faust Jr.
Thomas E. Faust Jr.
President

Date:	October 12, 2007